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                                 EXHIBIT 10.8

                           SFBC INTERNATIONAL, INC.

                          SECOND AMENDED AND RESTATED
                            1999 STOCK OPTION PLAN


         1.   Purpose and Eligibility. This Stock Option Plan (the "Plan") is
              -----------------------
intended to advance the interests of SFBC International, Inc. (the "Company"), and its Related Corporations, as defined below, by enhancing the ability of the Company to attract and retain qualified employees, consultants, officers and directors by creating incentives and rewards for their contributions to the success of the Company. This Plan will provide to: (a) officers and other employees of the Company and its Related Corporations opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as incentive stock options ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") and (b) directors, officers, employees and consultants of the Company and Related Corporations opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Options"). ISOs and Non-Qualified Options are referred to hereafter as "Options".

         For purposes of the Plan, the term "Related Corporations" shall mean a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 424(f) of the Code.

         This Plan is intended to comply in all respects with Rule 16b-3 and its successor rules as promulgated under Section 16(b) of the Securities Exchange Act of 1934 ("Rule 16b-3") for participants who are subject to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act"). To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Plan administrators. Provided, however, such exercise of discretion by the Plan administrators shall not interfere with the contract rights of any participant. In the event that any interpretation or construction of this Plan is required, it shall be interpreted and construed in order to insure, to the maximum extent permissible by law, that such participant does not violate the short-swing profit provisions of Section 16(b) of the Exchange Act and that any exemption available under Rule 16b-3 is available.

         2.   Stock. The stock subject to Options shall be authorized but
              -----
unissued shares of common stock (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is 1,200,000, subject to adjustment as provided in Section 14. Any such shares may be issued as ISOs or Non-Qualified Options so long as the number of shares so issued does not exceed the limitations in this Section. If any Options granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part the unexercised shares subject to such Options shall again be available for grants of Options under the Plan. The common stock shall be unregistered unless the Company voluntarily elects to file a registration statement.

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         3.    Administration of the Plan.
               --------------------------

               (a) The Plan may be administered by the entire board of directors of the Company (the "Board") or by a committee composed solely of two or more Non-Employee Directors as that term is defined by Rule 16b-3(b)(3) of the Exchange Act, or the Company shall otherwise act in accordance with the permissible interpretations of Rule 16b-3 (the "Committee"). Once appointed, such Committee shall continue to serve until otherwise directed by the Board. A majority of the members of any such Committee shall constitute a quorum, and all determinations of the Committee shall be made by the majority of its members present at a meeting. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by all of the Committee members. Subject to ratification of the grant by the Board (but only if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under Section 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under Section 3 to receive Non-Qualified Options) to whom Non-Qualified Options may be granted;
(ii) determine the time or times at which Options may be granted; (iii) determine the exercise price of shares subject to each Option which price for any ISO shall not be less than the minimum price specified in Section 7; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option;
(v) determine (subject to Section 8) the time or times when each Option, except for non-discretionary Options, shall become exercisable, the duration of the exercise period and when each Option shall vest; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options and the nature of such restrictions, if any, and (vii) interpret the Plan and promulgate and rescind rules and regulations relating to it. Such determination, whether made by the Committee or the Board shall be made in advance of a grant and may be ratified after the fact only by the Company's stockholders at or before the next annual meeting of stockholders held subsequent to the grant. The interpretation and construction by the Committee of any provisions of the Plan or of any Options granted under it shall be final, binding and conclusive unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem appropriate.

         No members of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Options granted under it. No member of the Committee or the Board shall be liable for any act or omission of any other member of the Committee or the Board or for any act or omission on his own part, including but not limited to the exercise of any power and discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct.

               (b) The Committee may select one of its members as its chairman and shall hold meetings at such time and places as it may determine. All references in this Plan to the Committee shall mean the Board if no Committee has been appointed. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused or remove all members of the Committee and thereafter directly administer the Plan.

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               (c)   Options may be granted to members of the Board, whether
such grants are in their capacity as directors, employees or consultants. Members of the Board who are either (i) eligible for Options pursuant to the Plan or (ii) have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan.

               (d) Notwithstanding any other provision of Section 2, any discretionary grants to a person who is a member of the Board shall be made only by the Committee. The requirements imposed by this Section 2(d) shall also apply with respect to grants to officers who are also directors.

               (e) In addition to such other rights of indemnification as he may have as a member of the Board, and with respect to administration of the Plan and the granting of Options under it, each member of the Board and of the Committee (the "Indemnitee") shall be entitled without further act on the Indemnitees part to indemnification from the Company for all expenses (including advances of litigation expenses, the amount of judgment and the amount of approved settlements made with a view to the curtailment of costs of litigation) reasonably incurred by the Indemnitee in connection with or arising out of any action, suit or proceeding, including any appeal thereof, with respect to the administration of the Plan or the granting of Options under it in which the Indemnitee may be involved by reason of the Indemnitee being or having been a member of the Board or the Committee, whether or not the Indemnitee continues to be such member of the Board or the Committee at the time of the incurring of such expenses; provided, however, that such indemnity shall not include any expenses incurred by the Indemnitee (i) in respect of matters as to which the Indemnitee shall be finally adjudged in such action, suit or proceeding to have been guilty of or liable for gross negligence or willful misconduct in the performance of his duties as a member of the Board or the Committee; (ii) in respect of any matter in which any settlement is effected to an amount in excess of the amount approved by the Company on the advice of its legal counsel or
(iii) arising from any action in which the Indemnitee asserts a claim against the Company whether such claim is termed a complaint, counterclaim, crossclaim, third party complaint or otherwise and, provided further, that no right of indemnification under the provisions set forth herein shall be available to any such member of the Board or the Committee unless within 10 days after institution of any such action, suit or proceeding the Indemnitee shall have offered the Company in writing the opportunity to handle and defend such action, suit or proceeding at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such Indemnitee and shall be in addition to all other rights to which such Indemnitee would be entitled to as a matter of law, contract or otherwise. Provided, however, the exception in Section 3 (e) (iii) shall not apply to an action for indemnification under circumstances where the Company has failed to provide indemnification to the Indemnitee which indemnification is required by this Plan.

               (f)   Notwithstanding the indemnification provided for by this
Section 3, the Company's bylaws, or any written agreement, such indemnity shall not include any expenses, liabilities or losses incurred by such Indemnitees relating to or arising from any Proceeding in which the Company asserts a direct claim (as opposed to a stockholders' derivative action) against the Indemnitees, whether such claim by the Company is termed a complaint, counterclaim, crossclaim, third-party complaint or otherwise.

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         4.    Eligible Employees and Others.
               -----------------------------

               (a) ISOs may be granted to any employee of the Company or any Related Corporation. Those officers and directors of the Company who are not employees may not be granted ISOs under the Plan unless they are employees of the Company or any Related Corporation. Subject to compliance with Rule 16b-3 and other applicable securities laws, Non-Qualified Options may be granted to any director (whether or not an employee), officer, employee or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO or a Non-Qualified Option. Granting of any Option to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from participation in any other grant.

               (b) All directors of the Company who are not employees of the Company or Related Corporations shall automatically receive grants of 30,000 Non-Qualified Options (i) upon election or appointment to the Board if not a member of the Board at the time this Plan is adopted by the Board; (ii) after all Options previously granted have vested. In addition, existing non-employee directors, as of January 11, 2001 shall receive an additional grant of 15,000 Non-Qualified Options in order to equalize treatment of non-employee directors.

                     (1) The exercise price of all Options shall be fair market value on the date of grant as defined by Section 7.

                     (2) The Options shall vest in six equal increments of 5,000 Options per director on June 30 and December 31 of each year, provided that the director is still serving as a director of the Company. Provided, however, that 7,500 Non-Qualified Options issued to existing non-employee directors as of January 11, 2001 shall immediately vest. To the extent that any Options which have not been exercised do not vest, the Options shall lapse.

                     (c) All Options shall be exercisable for a period of 10 years from the date of grant, except where a shorter period is required by the Code for certain ISOs or where the board or committee selects a shorter period at the time of any discretionary grant.

         5.    Granting of Options.
               -------------------

               (a) Options may be granted under the Plan at any time on and after June 3, 1999, provided, however, that no ISO shall be granted more than 10 years after the effective date of this Plan. The date of grant of Options under the Plan will be the date specified by the Committee at the time it grants the Options; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the optionee, to convert ISOs granted under the Plan to Non-Qualified Options pursuant to Section 15.

               (b) The Board or Committee shall grant Options to participants that it, in its sole discretion, selects. Options shall be granted on such terms as the Board or Committee shall determine except that ISOs shall be granted on terms that comply with the Code and regulations thereunder.

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            (c)   Notwithstanding any provision of this Plan, the Board or the
Committee may impose conditions and restrictions on any grant of Options including forfeiture of vested Options, cancellation of Common Stock acquired upon exercise of Options and forfeiture of profits from the sale of Common Stock.

      6.    Sale of Shares Acquired Upon Exercise of Options. Any shares of the
            ------------------------------------------------
Company's Common Stock acquired pursuant to Options granted hereunder as set forth herein, cannot be sold by any officer, director or other person, subject to Section 16 of the Exchange Act, until at least six months elapse from the date of grant of the Options or unless the grant is otherwise exempt under Rule 16b-3 and the Board permits the sale. Nothing in this Section 6 shall be deemed to reduce the holding period set forth under the applicable securities laws.

      7.    ISO Minimum Option Price and Other Limitations.
            ----------------------------------------------

            (a) The exercise price per share of all Options granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. For purposes of determining the exercise price grants of ISOs, the date of the grant shall be the later of (i) the date of approval by the Committee or the Board or (ii) the date the recipient becomes an employee of the Company. In the case of ISOs to be granted to an employee owning stock which represents more than 10 percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share shall not be less than 110 percent of the fair market value per share of Common Stock on the date of grant and such ISOs shall not be exercisable after the expiration of five years from the date of grant.

            (b) In no event shall the aggregate fair market value (determined at the time any ISOs are granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000.

            (c) If, at the time Options are granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last trading day prior to the date such Options are granted and shall mean:

                  (1) the closing price of the Company's Common Stock appearing on a national securities exchange if the principal market for the common stock is such an exchange, or, if not listed or not the principal market, the closing price on the Nasdaq Stock Market ("Nasdaq").

                  (2) if the Company's shares are not listed on Nasdaq, then the closing price for its Common Stock as listed on the National Association of Securities Dealers, Inc.'s electronic bulletin board; or

                  (3) if the Company's Common Stock is not listed on the electronic bulletin board, then the average bid and asked price for the Company's shares as listed in the National Quotation Bureau's "pink sheets"; or

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                     (4)   if there are no listed bid and asked prices published
in the pink sheets, then the fair market value shall be based upon the average closing bid and asked price as determined following a polling of all dealers making a market in the Company's Common Stock.

         8.    Duration of Options. Subject to earlier termination as provided
               -------------------
in Sections 5, 9 and 10, all Options shall expire on the date specified in the original grant of such Options (except with respect to any ISOs that are converted into Non-Qualified Options pursuant to Section 17) provided, however, that such grant must comply with Section 422 of the Code with regard to ISOs and Rule 16b-3 with regard to all Options granted pursuant to this Plan to officers, directors and 10% stockholders of the Company. For the purpose of this Plan, the term "officer" shall have the same meaning as defined in Rule 16a-1(f) promulgated under the Exchange Act.

         9.    Exercise of Options. Subject to the provisions of Sections 4(b)
               ---------------------
and 9 through 13, all Options granted under the Plan shall be exercisable as follows:

               (a) The Options shall either be fully vested and exercisable from the date of grant or shall become vested and exercisable in such installments as the Committee may specify.

               (b) Once an installment becomes exercisable, it shall remain exercisable until expiration or termination of the Options, unless otherwise specified by the Committee.

               (c) All Options, once exercisable and vested, may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which they are then exercisable.

               (d) The Committee shall have the right to accelerate the vesting date to allow exercise of any installment of any Options; provided that the Committee shall not accelerate the vesting and exercisability date of any installment of any Options granted to any employee as an ISO (and not previously converted into Non-Qualified Options pursuant to Section 17) if such acceleration would violate the annual vesting limitation contained in Section 422 of the Code as described in Section 6(b).

               (e) The vesting date of all Options shall accelerate in the event of any of the following: (i) the Company is to merge or consolidate with or into any other corporation or entity except a transaction where the Company is the surviving corporation or a change of domicile merger or similar transaction exempt from registration under the Securities Act of 1933, (ii) the sale of all or substantially all of the Company's assets, (iii) the sale of at least 90% of the outstanding Common Stock of the Company to a third party (subsections (i), (ii) and (iii) collectively referred to as an "Acquisition"); or (iv) the Company is dissolved. Upon a minimum of 20 days prior written notice to the optionees, the exercisability of such Options shall commence two business days prior to the earlier of (A) the scheduled closing of an Acquisition or proposed dissolution or (B) the actual closing of an Acquisition or proposed dissolution.

         10.   Termination of Employment. Subject to any greater restrictions or
               -------------------------
limitations as may be imposed by the Committee upon the granting of any ISOs, if an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability

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as defined in Section 11, no further installments of such ISOs shall become exercisable, and such ISOs shall terminate on the day three months after the day of the termination of employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to
Section 17. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed three months or, if longer, any period during which such optionee's right to re-employment is guaranteed by statute. A leave of absence with the written approval of the Company's Board shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations so long as the optionee continues to be an employee of the Company or any Related Corporation.

     11.   Death;  Disability.  Subject to any  greater  restrictions  or
           ------------------
limitations  as may be imposed by the Committee upon the granting of any ISOs:

           (a) If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of death, such person's ISOs may be exercised to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the ISO's specified expiration date or three months from the date of the optionee's death.

           (b) If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any ISOs held by him on the date of termination of employment until the earlier of (i) the ISOs' specified expiration date or (ii) one year from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code, as amended, or successor statute.

     12.   Assignment, Transfer or Sale.
           ----------------------------

           (a) No ISOs and no Options granted to an employee who is an officer, director or beneficial owner of 10% or more of the Company's Common Stock ("10% Owner") shall be assignable or transferable by the grantee except as provided below or by will or by the laws of descent and distribution, and during the lifetime of the grantee, each Option shall be exercisable only by him, his guardian or legal representative. The shares underlying the ISOs cannot be assigned, transferred or sold until at least two years from the date of the granting of the ISOs and one year after the transfer of such shares to the optionee.

           (b)   No ISOs shall be assignable or transferable by the grantee.

           (c) Provided however, any officer, director or 10% Owner may transfer Non-Qualified Options to members of his or her immediate family (i.e.
                                                                          ---
children, grandchildren or

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spouse), to trusts for the immediate benefit of such family members and to partnerships in which such family members are the only partners, upon approval of the Committee so long as no consideration is received for the transfer.

           (d) Notwithstanding the terms of this Section 12, subject to approval by the Committee, any executive officer, director or 10% Owner may transfer Non-Qualified Options, granted under circumstances where the exemption provided by Rule 16b-3 promulgated under the Exchange Act is not applicable, to a spouse or former spouse if such transfer is made in connection with a divorce proceeding and the specific terms of the transfer are incorporated into a final divorce decree. The shares of Common Stock underlying such Options may not be sold prior to the entry of the divorce decree.

     13.   Terms and Conditions of Options. Options shall be evidenced by
           -------------------------------
instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Sections 7 through 12 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options and forfeiture provisions. In granting any Non-Qualified Options, the Committee may specify that such Non-Qualified Options shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

     14.   Adjustments. Upon the occurrence of any of the following events, an
           -----------
optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Options:

           (a) If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of its Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

           (b) If the Company is to be consolidated with or acquired by another entity pursuant to an Acquisition, the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board") shall, as to outstanding Options not exercised pursuant to
Section 10, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or (ii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options over the exercise price thereof.

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           (c)   In the event of a recapitalization or reorganization of the
Company (other than a transaction described in Section 14(b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising Options shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Options prior to such recapitalization or reorganization.

           (d)   Notwithstanding the foregoing, any adjustments made pursuant to
Section 14(a), (b) or (c) with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs it may refrain from making such adjustments.

           (e) Except as expressly provided herein, no issuance by the Company of shares of Common Stock of any class or securities convertible into shares of Common Stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends or other distributions paid in cash or in property other than securities of the Company.

           (f) No fractional shares shall be issued under the Plan and the optionees shall receive from the Company cash in lieu of such fractional shares.

           (g)  Upon the happening of any of the foregoing events described in
Section 14(a), (b) or (c) above, the class and aggregate number of shares set forth in Section 14 hereof that are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described therein. The Committee or the Successor Board shall determine the specific adjustments to be made under this Section 14 and, subject to Section 3, its determination shall be conclusive. If any person or entity owning restricted Common Stock obtained by exercise of Options made hereunder receives securities or cash in connection with a corporate transaction described in Section 14(a), (b) or (c) above as a result of owning such restricted Common Stock, such securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

     15.   Means of Exercising Options.
           ---------------------------

           (a) An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase or exercise price therefor either (i) in United States dollars in cash or by check; (ii) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option; (iii) at the discretion of the Committee, by delivery of the grantee's personal

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recourse note bearing interest payable not less than annually at no less than
100% of the lowest applicable federal rate, as defined in Section 1274(d) of the Code; (iv) at the discretion of the Committee, by delivery of a letter from the grantee to his broker and the Company directing his broker to send all proceeds of the sale of his securities to the Company so the Company can deduct the exercise price and withholding taxes prior to disbursement of the remaining proceeds to grantee; or (v) at the discretion of the Committee, by any combination of (i), (ii), (iii) and (iv) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (ii), (iii), (iv) or (v) of the preceding sentence, such discretion shall be exercised in writing anytime prior to exercise of the ISO in question. The holder of an Option shall not have the rights of a stockholder with respect to the shares covered by his Option until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in Section 14 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

           (b) Each notice of exercise shall, unless the Common Stock underlying the Options (the "Option Shares") are covered by a then current registration statement under the Securities Act of 1933, as amended (the "Act"), contain the optionee's acknowledgment in form and substance satisfactory to the Company that (i) such Option Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel to the Company, may be made without violating the registration provisions of the Act), (ii) the optionee has been advised and understands that (1) the Option Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer, and (2) the Company is under no obligation to register the Option Shares under the Act or to take any action which would make available to the optionee any exemption from such registration, and (iii) such Option Shares may not be transferred without compliance with all applicable federal and state securities laws. Notwithstanding the above, should the Company be advised by counsel that issuance of Option Shares should be delayed pending registration under federal or state securities laws or the receipt of an opinion that an appropriate exemption therefrom is available, the Company may defer exercise of any Options granted hereunder until either such event has occurred.

     16.   Term and Amendment of Plan. This Plan was adopted by the Board and
           --------------------------
the sole stockholder on June 3, 1999, and an amendment was approved by a vote of the stockholders on June 29, 2001. This Plan shall have no expiration date, provided however that no ISOs shall be granted more than 10 years after June 3, 1999. The Board may terminate or amend the Plan in any respect at any time. If stockholder approval is required by any national securities exchange or Nasdaq, such approval must be obtained in accordance with the appropriate rules requiring approval which may include: (a) increase of the total number of shares that may be issued under the Plan (except by adjustment pursuant to Section 14); and (b) modification of the provisions of Section 3 regarding eligibility for grants of ISOs. Except as provided herein or as specified in the original instrument granting such Options, no action of the Board or stockholders may alter or impair the rights of a grantee, without his consent, under any Options previously granted to him.

     17.   Conversion of ISOs into Non-Qualified Options; Termination of ISOs.
           ------------------------------------------------------------------
The Committee, at the written request of any optionee, may in its discretion take such actions as may be

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

necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISOs that have not been exercised at the time of such termination.

     18.   Application of Funds. The proceeds received by the Company from the
           ---------------------
exercise of Options granted under the Plan shall be used for general corporate purposes.

     19.   Governmental Regulations. The Company's obligation to sell and
           -------------------------
deliver shares of Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

     20.   Withholding of Additional Income Taxes. Upon the exercise of Non-
           --------------------------------------
Qualified Options or the making of a Disqualifying Disposition (as defined in Section 21) the Company, in accordance with Section 3402(a) of the Code may require the optionee to pay additional withholding taxes in respect of the amount that is considered compensation includable in such person's gross income. The Committee in its discretion may condition the exercise of Options on the payment of such withholding taxes.

     To the extent that the Company is required to withhold taxes for federal income tax purposes in connection with the exercise of any Options, the Company shall have the discretion to determine if any optionee may elect to satisfy such withholding requirement by (i) paying the amount of the required withholding tax to the Company; (ii) delivering to the Company shares of its Common Stock previously owned by the optionee; or (iii) having the Company retain a portion of the Option Shares. If permitted by the Company, the number of shares to be delivered to or withheld by the Company times the fair market value of such shares shall equal the cash required to be withheld. To the extent that the participant is authorized to either deliver or have withheld shares of the Company's Common Stock, the Board, or the Committee, may require him to make such election only during a certain period of time as may be necessary to comply with appropriate exemptive procedures regarding the "short-swing" profit provisions of Section 16(b) of the Exchange Act or to meet certain Code requirements.

     21.   Notice to Company of Disqualifying Disposition. Each employee who
           ----------------------------------------------
receives ISOs must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of such ISOs. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of (i) two years after the date of employee was granted the ISOs, or (ii) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such Common Stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

     22.   Continued Employment. The grant of Options pursuant to the Plan shall
           --------------------
not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Related Corporation to retain the optionee as an employee of the Company or a Related Corporation, as a member of the Company's Board or in any other capacity, whichever the case may be.

     23.   Bonuses or Loans to Exercise Options. If requested by any person to
           ------------------------------------
whom a grant of Options has been made, the Company or any Related Corporation may, upon full Board approval, loan such person, guarantee a bank loan, or pay such person additional compensation of the amount of money necessary to pay the federal income taxes incurred as a result of the exercise of any Non-Qualified Options, assuming that such person is in the maximum federal income tax bracket and assuming that such person has no deductions which would reduce the amount of such tax owed. The tax loan shall be made or tax offset bonus paid on or after April 15th of the year following the year in which the tax is incurred and any loan shall be made on such terms as the Company or lending bank determines.

     24.   Governing Law; Construction. The validity and construction of the
           -----------------------------
Plan and the instruments evidencing Options shall be governed by the laws of the State of Delaware. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.


     25.   Forfeiture of Options. Notwithstanding any other provision of this
           ------------------------
Plan, all vested Options shall be immediately forfeited in the event of:

           (1) Termination of the relationship with the grantee for cause including, but not limited to, fraud, theft, dishonesty and violation of Company policy;

           (2) Purchasing or selling securities of the Company without written authorization in accordance with the Company's inside information guidelines then in effect;

           (3) Breaching any duty of confidentiality including that required by the Company's inside information guidelines then in effect;

           (4)    Competing with the Company;

           (5) Failure to execute the Company's standard option agreement or any lock-up agreement in conjunction with a grant under the Plan, provided that such lock-up agreement is also required to be executed by the Company's officers and directors; or

           (6) A finding by the Company's board of directors that grantee has acted against the interests of the Company.

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